UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of earliest event reported: January 13, 2009:

Mirenco, Inc.

(Exact name of registrant as specified in its charter)

                      Iowa                     333-41092                  39-1878581

           (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer

          of                                                 Identification No.)

               incorporation or

                organization)

                        206 May Street, P.O. Box 343, Radcliffe, Iowa 50230

(Address of principal executive offices) (Zip Code)

(515)899-2164

Registrant's telephone number, including area code:

              ____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 1.01  MATERIAL AGREEMENT

On January 13, 2009, Mirenco entered into a Distributor Agreement with Whayne Supply Company.  Under the terms of the Agreement, Mirenco has granted to Whayne the exclusive right to sell Mirenco products and services throughout the United States and Canada.  Mirenco has reserved the right to directly sell prototypes of new products and to test its products and services throughout North America.

The Agreement is for an initial term of five years, subject to the terms and conditions contained in the Agreement.  Assuming that Whayne Supply Company has met its Minimum Purchase Obligation, the Agreement will be extended for additional one-year terms, expiring on the next anniversary of the effective date, unless written notice of termination is delivered by either Party no less than 30 days prior to the expiration of the term.  A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 8.01. OTHER EVENTS.

On January 16, 2009, Mirenco, Inc. issued a press release entitled “Mirenco, Inc., Enters into an Exclusive North American Sales and Marketing Agreement with Whayne Supply Co, Inc. ”  A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Distributor Agreement
99.1	Press release of Registrant, dated January 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRENCO, INC.
Date: January 16, 2009	By:	/s/ DWAYNE FOSSEEN
Dwayne Fosseen
Chief Executive Officer(Principal Executive Officer)

DISTRIBUTOR AGREEMENT

BETWEEN

Mirenco, Inc.

and

Whayne Supply Company

DISTRIBUTOR AGREEMENT

1

ARTICLE I

APPOINTMENT

2

1.1

Appointment

2

1.2

Nature of Agreement

2

1.3

Service Area

2

ARTICLE II

PURCHASE AND SALE OF PRODUCTS AND SERVICES

2

2.1

Purchase Obligation

2

2.2

Prices for Products and Services

3

2.3

Payment

3

2.4

Competing Products and Services

3

2.5

Distributor Marketing and Operation Obligations

3

2.6

Inspections and Reports

4

2.7

Standards of Performance

4

2.8

Sales and Service Performance

4

2.9

Indemnification

5

2.10

Insurance

5

2.11

Compliance With Laws: USA Export Controls

5

2.12

Miscellaneous Covenants

6

ARTICLE III

OBLIGATIONS OF MIRENCO

6

3.1

Inventory and Training

6

3.2

Warranty

7

3.3

Warranty Exclusion and Limitations

7

3.4

Modification of Warranty

8

3.5

Future Considerations

8

ARTICLE IV

TERMS AND CONDITIONS OF ORDERING AND PURCHASE9

4.1

Notice of Requirements

9

4.2

Orders

9

4.3

Acceptance/Rejection of Orders

9

4.4

Conditions of Sale

9

4.5

Payment

9

4.6

Modifications by Mirenco

9

4.7

No Modifications by the Distributor

9

4.8

Right to Discontinue

9

4.9

Taxes

9

ARTICLE V

LICENSED TRADEMARKS

10

5.1

License Grant

10

5.2

License Terms

10

5.3

Goodwill; Assignment of Rights

11

ARTICLE VI

TERM AND TERMINATION

11

6.1

Term

11

6.2

Termination

11

6.3

Force Majeure

11

6.4

Results of Termination

12

6.5

Surviving Covenants

13

ARTICLE VII

CONFIDENTIALITY

13

7.1

Confidentiality Obligations

13

7.2

Exceptions for Confidentiality

14

7.3

Reasonable Restriction

15

7.4

Injunctive Relief

15

7.5

Survival of Covenants

15

ARTICLE VIII

DISPUTE RESOLUTION

15

8.1

Arbitration

15

8.2

Arbitrators

15

8.3

Enforcement

15

8.4

Costs and Expenses

15

ARTICLE IX

GENERAL PROVISIONS

15

9.1

Interpretation

15

9.2

Entire Agreement

16

9.3

Severability

16

9.4

Waiver and Consent

16

9.5

Independent Contractors

16

9.6

Amendments

17

9.7

Assignment

17

9.8

Governing Law

17

9.9

Notice

17

9.10

Further Assurances

18

9.11

Time of Essence

18

9.12

Binding Effect

18

9.13

Survival

18

9.14

No Partnership

18

9.15

Publicity

18

9.16

Language

18

EXHIBIT A WHAYNE NORTH AMERICAN CATERPILLAR DEALERS

A-1

EXHIBIT B DEFINITIONS AND INTERPRETATIONS

B-1

EXHIBIT C FORM OF INVOICE

C-1

EXHIBIT D PERFORMANCE STANDARDS

D-1

EXHIBIT E TERMS AND CONDITIONS OF SALE

E-1

EXHIBIT F LICENSED TRADEMARKS

F-1

SCHEDULE 3.2(A) WARRANTY

S-1

SCHEDULE 3.2(B)  END USER WARRANTY

S-2

1

DISTRIBUTOR AGREEMENT

Effective Date:  January 13, 2009

Expiration Date: The Fifth Anniversary of the Effective Date

This Distributor Agreement (“Agreement”) is between Mirenco, Inc., 206 May Street, Radcliffe, Iowa, 50230 and Whayne Supply Company, having a place of business at 1400 Cecil Avenue, Louisville, Kentucky, 40211-1626.

Throughout this agreement Mirenco, Inc. will be referred to as (“Mirenco”) and Whayne Supply Company will be referred to as (“Whayne” or “Distributor”).  Mirenco and Whayne are referred to in this Agreement from time to time individually as a “Party” and together as the “Parties.”

A.

Mirenco manufactures, markets and sells Vehicle Throttle Controls, Mirenco’s Diesel Evaluation Procedure (MDEP), Fuel Tracker, data base management and related services for off-road, heavy equipment and on-highway vehicles and equipment markets (collectively, including future developments related thereto, the “Products” and “Services”), all focused on minimizing fuel consumption and reducing emissions,  Mirenco desires to expand sales through an independent distributor.  Mirenco seeks a distributor who is committed to building the value of the brands owned by Mirenco and who is committed to meeting goals and objectives established by Mirenco as set forth in this Agreement.

B.

Distributor owns and operates a distribution business, is the exclusive distributor for all equipment to and trainer of the Caterpillar dealers in the United States and Canada identified on Exhibit A attached hereto (“CAT Dealers”),  and desires to distribute Vehicle Throttle Controls and related services, using Distributor’s distribution facilities, equipment, and personnel.

C.

The Parties desire to establish effective communication between Mirenco and Whayne to develop a strong relationship, in the spirit of cooperation and trust, between representatives of their respective organizations.

D.

The Parties desire to build and maintain a lasting relationship with customers based on the quality of Mirenco Products and Services and the strength of Whayne’s distribution network.

E.

Mirenco and Whayne Supply Company desire to enter into this Agreement with the terms and conditions it contains for the distribution and sale of Products and Services bearing brands owned by Mirenco.

F.

Capitalized terms used in this Agreement and not defined in the body of this Agreement are defined in Exhibit B to this Agreement.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

ARTICLE I
APPOINTMENT

1.1

Appointment.  Effective as of the Effective Date, Mirenco appoints Whayne as a distributor of Mirenco’s Products and Services in accordance with the terms of this Agreement.

1.2

Nature of Agreement.  This Agreement governs the distributor relationship between the Parties.  Mirenco and Whayne are separate business entities, and shall not be considered as joint ventures, partners, agents, servants, employees or fiduciaries of each other and neither shall have the power to bind or obligate the other, except as may be expressly set forth in this Agreement.  This Agreement shall not be construed in any way to deem Whayne a franchisee of Mirenco for any purpose whatsoever.  Under this Agreement Whayne agrees to handle a line of Products and Services identified by the Licensed Trademarks.  Whayne and Mirenco acknowledge that Mirenco exercises no control over Whayne’s operations, management, appearance, hours of operation, accounting practices, or promotional campaigns, Whayne acknowledges that it is experienced and well established in the distribution business, in Kentucky and Indiana only, that is the subject of this Agreement, and that as such, Whayne has not relied, and will not rely, significantly on Mirenco’s experience or assistance in the establishment, management, or operation of its distribution business in Kentucky and Indiana. The Parties specifically agree that any obligation to act in good faith and to deal fairly with each other which may be implied by law shall be deemed satisfied by the Parties’ compliance with the express terms of this Agreement.

1.3

Service Area.  Subject to Section 2.1(b) below, Mirenco hereby grants to Whayne the exclusive right to sell the Products and Services, throughout the United States and Canada (the “Territory”) and the Distributor hereby accepts such appointment.  The Distributor acknowledges that it may sell, deliver or otherwise distribute the Products and Services only in the Territory.  Notwithstanding the above, Mirenco reserves the right to sell directly prototypes of new products and test Products and Services within the Territory, but in each case only as part of its research and development efforts.

ARTICLE II
PURCHASE AND SALE OF PRODUCTS AND SERVICES

2.1

Purchase Obligation

(a)

Whayne shall use good faith efforts to promote the sale of the Products and Services in the Territory and shall immediately pass to Mirenco details of any complaints received from customers or others relating to the Products and Services.

(b)

In the event the Distributor should fail to meet its Minimum Purchase Obligation as of any anniversary date of the Effective Date, and the cause of such failure is reasonably within Whayne’s control, the exclusive nature of this Agreement shall terminate and Whayne shall retain only the non-exclusive right to sell the Products and Services in the Territory.  All other terms of this Agreement shall remain in full force and effect.

2.2

Prices for Products and Services.  Prices Mirenco shall charge Whayne, and the payment terms for Products and Services, will be those established by Mirenco from time to time.

2.3

Payment.  Shipment of Products to Whayne shall be F.O.B. Radcliffe, Iowa.  Whayne shall pay, or cause to be paid all taxes, and other similar charges imposed or based on the sales and use of Mirenco Products and Services.  Whayne agrees to pay Mirenco invoices within the specified terms, as the same are detailed on the form of invoice attached hereto as Exhibit C, as the same may be modified by Mirenco from time to time.  Invoices not paid within the specified terms will be subject to service charges.

2.4

Competing Products and Services.  If the Distributor intends to market or sell Competing Products or Services, the Distributor will provide Mirenco with fourteen days written notice in advance of any agreement to market and/or distribute such Competing Products or Services including, a statement of Whayne’s strategy to market both the Products and Services and the Competing Products or Services; provided, however, that Mirenco agrees to enter into any applicable confidentiality covenants with Whayne and/or other parties as needed.

2.5

Distributor Marketing and Operation Obligations.  Whayne shall perform the following at its expense:

(a)

Sale of Mirenco Products and Services.  Whayne shall use good faith and best efforts to promote and maximize the sale of the Products and Services. For the purposes of this Agreement, “good faith and best efforts” shall mean that (i) Whayne shall market and sell the Products and Services to CAT Dealers; (ii) Whayne shall create an initial sales team specifically trained in marketing and selling the Products and Services; and (iii) Whayne shall market and sell the Products and Services to other dealers of heavy equipment should CAT Dealers decline to purchase.

(b)

Support Programs.  The Parties may individually develop and implement their own sales, advertising, promotional, and technical programs for the Products and Services; however, the Parties agree to reasonably collaborate regarding such programs upon request. Any such program shall be the property of the Party who developed the same.

(c)

Customer Service.  Whayne shall deliver the same level of customer service it currently provides to its own customers and take appropriate corrective measures in response to any customer complaints relating to the distributorship of Mirenco Products and Services.

(d)

Maintain Inventory.  Whayne shall maintain adequate inventories to provide timely delivery of the Products and Services to customers.

(e)

Effective Market Coverage.  Whayne shall maintain equipment and capabilities to provide a proper level of service, and maintain an adequately sized and properly trained sales force, including, if necessary, the use of agents, dealers or sub-distributors (together, the “Dealers”), to promote and maximize the sale of the Mirenco Products and Services, as described in (a) of this subsection.

(f)

Active Management.  Mirenco may, from time to time, request that Whayne participate in planning and enhancement programs such as developing marketing, sales and strategic business development plans and participating in analytical studies to assist Mirenco in the development and measurement of its success, through, e.g., distributor customer satisfaction surveys. Whayne agrees (i) to cooperate with such requests as it is able and (ii) to cause its management to take an active, personal role in effectuating this Agreement.

(g)

Market Conditions.  Each Party shall inform the other of any condition about which it has actual knowledge, in the Territory or external to the Territory, that may or does adversely affect the promotion and sale of the Products and Services pursuant to this Agreement.

2.6

Inspections and Reports

(a)

The Distributor will permit and enable Mirenco’s authorized representatives to have access to the premises of the Distributor for the purpose of inspecting the equipment and facilities and the work carried out there in connection with the sale and servicing of Products and inspecting and checking inventory of the Products, and the inventory records applicable thereto.

(b)

The Distributor shall provide Mirenco with monthly reports regarding sales and use of the Products and Services.  Subject to prior review by Mirenco, Distributor may issue periodic press releases relating to the Products and Services.

(c)

The Distributor will report immediately to Mirenco in writing of any actual Change of Control, provided, however, that Mirenco agrees to enter into applicable confidentiality covenants with other parties and/or Whayne to the extent required.

2.7

Standards of Performance.  The Distributor will comply with procedures and policies set by Mirenco regarding standards of performance for the promotion of the Products and Services, as the same are detailed in Exhibit D attached hereto, as the same may be modified by agreement by Mirenco and Whayne from time to time.

2.8

Sales and Service Performance.

(a)

If the Distributor is not, as determined in good faith by Mirenco, at any time providing sales or service coverage for the Products and Services (including at its own facility(ies) or at customer locations) in a manner consistent with this Agreement (including with respect to regular maintenance and repairs, warranty service, factory-authorized startup procedures, maintaining service parts inventories, liaison with Mirenco’s suppliers, and, if applicable, oversight of the Dealers), then Mirenco will have the right notwithstanding anything to the contrary in this Agreement and without prejudice to any other of its rights under this Agreement, to serve notice on the Distributor requiring the Distributor at its sole expense to remedy the defects or omissions in the sales or service coverage, as applicable, specified in the notice within sixty (60) days of the date of the notice; provided, however, that such right shall only be available if the cause of Distributor’s failure to so provide the sales and service coverage is reasonably within Whayne’s control.

(b)

If the Distributor fails to remedy all or any of the specified defects or omissions within the sixty (60) day period, then Mirenco will have the option, in its sole discretion, to (i) terminate this Agreement, or (ii) exclude from this Agreement such one or more of the Products or Services and/or geographic regions and/or market segments in respect of which the specified defects or omissions have not been remedied by the Distributor within such sixty day period.  Mirenco will also have the option, in its sole discretion, to extend such sixty (60) day period if the Distributor has defined a corrective action plan which is satisfactory to Mirenco and is making satisfactory progress in implementing that plan.

2.9

Indemnification.  The Distributor will indemnify and save harmless Mirenco from and against any and all actions, suits, investigations, proceedings or claims of every kind and any and all expenses, losses, damages or liabilities (collectively, the “Liabilities”) as and when incurred, insofar as such claims or Liabilities arise out of (i) representations or statements that Mirenco did not authorize explicitly; (ii) the actions or inactions of the Distributor; or (iii) any breach by the Distributor of the provisions of this Agreement.

2.10

Insurance.

(a)

The Distributor shall maintain in force at all times during the term of this Agreement commercial general liability insurance in commercially reasonably amounts.  Such policies shall provide coverage for the negligent or other wrongful acts of the Distributor as well as any agents or resellers associated with Distributor,

(b)

Upon request, the Distributor shall provide to Mirenco a certificate of insurance reasonably acceptable to Mirenco showing the amount of coverage, policy number and date of expiration of the policy.  Except in instances in which Liability arises out of defects in Products that exist at the time of the shipment by Mirenco, the Distributor, on behalf of itself and its insurers, hereby waives any right of subrogation against Mirenco for Liabilities imposed on the Distributor or its insurers.

2.11

Compliance With Laws: USA Export Controls

(a)

Distributor shall comply with, all applicable laws, including but not limited to export control laws, anti boycott laws and the Foreign Corrupt Practices Act, which prohibits certain payments to third parties, in connection with its marketing, distribution and sale of the Products, including obtaining (at its own expense) any and all governmental approvals and authorizations that may be required.  Further, Distributor shall, at its own expense, take any measure required within the Territory to declare, record, file, notify, authenticate, or otherwise render valid this Agreement.

(b)

Without limiting the foregoing, Distributor agrees not to export, re-export, or permit the re-exportation of the Products to any country now or hereafter included in the US Department of Commerce’s list of countries to which exportation of the Products is or may be restricted or prohibited, unless that exportation or re-exportation is specifically authorized by a special license issued by the U.S. Office of Export Administration.  This provision shall not be interpreted to expand the definition of Territory set forth in Section 1.3 of this Agreement in any way.

2.12

Miscellaneous Covenants.

(a)

The Distributor will not alter, secure, remove, conceal or otherwise) interfere with any markings or nameplates or other indication of the source of origin of the Products.

(b)

Mirenco recognizes that the Distributor may use the Dealers to assist it with its sales of the Distributor’s products containing Mirenco’s Products.  Mirenco acknowledges that Distributor intends to utilize CAT Dealers to promote the Products and Services within their Market Area, which for the purposes of this Agreement shall mean that geographic area defined by and within the current sales and service agreement by and between the respective CAT Dealer and Distributor. Further, Mirenco recognizes that Distributor intends to engage no more than one Dealer per geographic area, which area may be a subset or overlap sections of Market Areas, and Mirenco hereby consents to such arrangement within the Territory. Should Distributor wish to increase its use of Dealers, Distributor will secure Mirenco’s prior written consent, which consent will not be unreasonably withheld.

The Parties acknowledge that entering into such a Dealer arrangement will not release the Distributor from any of its obligations under this Agreement.  The Distributor shall be responsible for monitoring and ensuring that the Dealers comply with all of the terms and conditions of this Agreement which apply to the Distributor.

ARTICLE III
OBLIGATIONS OF MIRENCO

3.1

Inventory and Training.

(a)

Maintain Reasonable Inventory.  Based on historical and projected demand data for Products and Services, Mirenco shall maintain reasonable inventory levels at its facilities to support Whayne purchases of the Products and Services and at all times it shall exercise commercially reasonable efforts to have quantities sufficient for Whayne to meet its Minimum Purchase Requirements; provided, however, that the failure of Mirenco to provide such sufficient quantities shall in no way trigger the termination of exclusivity as provided for in Section 2.1(b) of this Agreement.

(b)

Training.  Make available training concerning the Products and Services and related matters at Mirenco facilities or mutually agreed upon location, field training, and training materials to Whayne and its employees. Whayne will reimburse Mirenco for Mirenco’s reasonable costs, including but not limited to travel, salaries, meal and lodging, for any such training attended by Whayne and its employees.

3.2

Warranty.

(a)

Mirenco warrants to the Distributor that, subject to the limitations in Section 3.3 below, at the time of delivery by Mirenco to the Distributor, (i) the Products will be in conformance with Mirenco’s specifications; (ii) the Products will be substantially free of defects in material and workmanship; (iii) the Products will be fit for use in off-road, heavy equipment and on-highway vehicles and equipment to provide adjustable throttle control for electronic-injected diesel engines (and other engines as designated by Mirenco in the future); (iv) Mirenco is the true and lawful owner of the Products and Services and has a good and perfect right to sell and transfer good and marketable title thereto, free and clear of all liens, encumbrances, claims, pledges, security interests, or other restrictions on transfer; and (v) no other party holds any right, title or interest in or to the Products and Services, including intellectual property interests and the transfer of the Products and Services contemplated by this Agreement shall not infringe on the rights of any other party (the “Warranty”).  The Warranty will be effective for the period of 1 year from the date of purchase by the first user (the “Warranty Period”).  Subject to Section 3.3, if the Distributor, any Dealer, or any customer of Distributor or Dealer discovers any such defect within the Warranty Period, then Mirenco shall reimburse any reasonable labor cost (set annually) and dealer net cost of parts associated with warrantable failures of Products.

(b)

Mirenco disclaims all warranties to the first user of the Products and Services except as provided in Schedule 3.2(b), as modified by Mirenco from time to time. Any and all warranties issued by Mirenco prior to the Effective Date shall remain in full force and effect and unmodified by any provision of this Agreement. Anything to the contrary in this Agreement, including Schedule 3.2(b), notwithstanding, it is the intention and understanding of the Parties that Distributor and its Dealers and redistributors, and not Mirenco, shall be the first user point of contact for the Products, including any servicing, reporting or evaluation required under the Warranty or the First User Warranty.

(c)

In the event the Distributor issues a warranty to the first user of the Products and Services, such warranty shall be no less favorable to the first user than the warranty given to the Distributor by Mirenco.

3.3

Warranty Exclusion and Limitations

(a)

THE WARRANTY IS THE SOLE WARRANTY MADE BY MIRENCO WITH RESPECT TO THE ENGINES, IS EXCLUSIVE, AND IS GIVEN AND ACCEPTED IN LIEU OF (I) ANY AND ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND (II) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE, ACTUAL OR IMPUTED OF MIRENCO.

(b)

The Warranty shall not apply to any Product if a Product or any part of a Product:

(i)

is damaged by misuse, accident, negligence or failure to maintain the Products as specified by Mirenco;

(ii)

has been altered, modified or in any way changed after delivery of the Product by Mirenco, unless such alteration, modification, or change has been authorized in writing by Mirenco;

(iii)

is installed, modified, operated or disassembled contrary to the procedures specified by Mirenco; or

(iv)

is used in combination with items, articles or materials not authorized by Mirenco.

(c)

In addition, except as provided on Schedule 3.2(b), the Warranty is subject to the following limitations:

(i)

Mirenco’s responsibility, and the Distributor’s exclusive remedy, under the Warranty is limited to the repair or replacement of defects in materials and workmanship as set forth below.

(ii)

THE WARRANTY IS THE ONLY WARRANTY APPLICABLE TO THE PRODUCTS. THE WARRANTY EXCLUDES ALL OTHER EXPRESS ORAL OR WRITTEN WARRANTIES AND ALL WARRANTIES IMPLIED BY LAW WITH RESPECT TO THE PRODUCTS, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(iii)

The Warranty is for the benefit of, and shall be enforceable by or on behalf of, the Distributor only.

(iv)

Every claim under the Warranty for a particular Product shall be deemed waived by the Distributor unless such claim is made in writing to Mirenco within sixty days after the expiration of the Warranty Period.

(d)

MIRENCO IS NOT RESPONSIBLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE BREACH OF THIS OR ANY OTHER EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO THE PRODUCTS.  MIRENCO AGREES TO REIMBURSE ANY REASONABLE LABOR COST (SET ANNUALLY) AND DEALER NET COST OF PARTS ASSOCIATED WITH WARRANTABLE FAILURES OF MIRENCO PRODUCT.

3.4

Modification of Warranty.  No agreement varying or extending the Warranty or the remedies set forth in this article will be binding upon Mirenco unless in writing and signed by a duly authorized officer of Mirenco.

3.5

Future Considerations.  Mirenco will consider Whayne for distribution on future ventures of Mirenco, up to and including investment in Mirenco by Whayne.

ARTICLE IV
TERMS AND CONDITIONS OF ORDERING AND PURCHASE

4.1

Notice of Requirements.  The Distributor will give to Mirenco at least thirty (30) days notice of its requirements for Products in every month of this Agreement.

4.2

Orders.  All orders for Products required by the Distributor must be dispatched by the Distributor to Mirenco in writing or by electronic data transmission.

4.3

Acceptance of Orders.  No order placed will be deemed accepted until a formal acceptance has been dispatched to the Distributor by Mirenco in writing or by electronic data transmission.

4.4

Conditions of Sale.  Each order placed by the Distributor for the purchase of Products or Services and accepted by Mirenco will (whether or not expressly stated in the order or acceptance) be deemed to have been so accepted upon and subject to the terms and conditions of this Agreement, including Mirenco’s standard terms and conditions of sale as such terms and conditions are detailed on Exhibit E attached hereto, as the same may be modified by agreement by Whayne and Mirenco from time to time.  The Distributor shall take delivery of the Products at Mirenco’s facility, title to the Products shall pass upon delivery, and the Distributor will be responsible for all transportation costs and expenses from Mirenco’s facility.

4.5

Payment.  All payments, including charges for the purchase price, taxes, shipping, and other costs that are payable by Distributor shall be (i) prepaid or (ii) paid upon such other payment terms as may he agreed to in writing by Mirenco.

4.6

Modifications by Mirenco.  Mirenco may make modifications to the design of, or fitments to, any of the Products or make improvements to them at any time, but shall be under no obligation to apply the same to any Product previously purchased by the Distributor. Any products made to special specifications requested by the Distributor, which specifications require substantial alterations to Mirenco’s production facilities, may, at the mutual agreement of the Parties, be subject to the terms and conditions of a separate agreement governing the same.

4.7

No Modifications by the Distributor.  The Distributor will not make any modifications to, or in any way vary, the Mirenco specifications of any of the Products or Services.

4.8

Right to Discontinue.  Mirenco reserves for itself the right to discontinue the manufacture of any Product, or the provision of any of the Services. However, Mirenco acknowledges that Distributor will be relying on Mirenco supplying Products and Services as Distributor develops a market for the same. Because of that reliance, Mirenco agrees to use commercially reasonable efforts to provide, in a timely manner, replacement products and services of quality at least equal to that of the Products and Services.

4.9

Taxes

(a)

Distributor will pay, or reimburse Mirenco for any taxes, duties and tariffs, however designated, arising from or based upon Mirenco’s sale of the Product to Distributor, this Agreement, the licenses granted pursuant to the Agreement, or Distributor’s use or sale of the Products, but not including any income or corporate excise tax assessed against, or levied on, Mirenco.

(b)

If applicable, Distributor shall furnish Mirenco with whatever certificates or other instruments may be necessary or appropriate to evidence that Mirenco’s sales of the Products or Services to Distributor are not subject to tax under applicable law.

ARTICLE V
LICENSED TRADEMARKS

5.1

License Grant.  Effective on the Effective Date and ending on the date of the termination or expiration of this Agreement, Mirenco grants to the Distributor a non-transferable, non-exclusive license (the “License”) to use the Licensed Trademarks solely in the Territory for promoting the sale of Products and Services and for no other purpose whatsoever.

5.2

License Terms.  The remaining terms governing the granting of the License are as follows.

(a)

The Distributor shall only use the Licensed Trademarks in accordance with the instructions, standards of quality and specifications set by and approved by Mirenco from time to time.

(b)

The Distributor acknowledges and agrees that, Mirenco is the sole and lawful owner of the Licensed Trademarks and the Distributor has no right, title or interest in or to the Licensed Trademark, or any part thereof; except the right to use the same as set out in this article and that nothing in this Agreement will be construed as an assignment or grant to the Distributor of any right, title or interest in or to the Licensed Trademarks other than by way of the License granted in this Agreement.

(c)

The Distributor will not challenge, directly or indirectly, Mirenco’s right, title or interest in the Licensed Trademarks or any one or more of them during or after the term of this Agreement or adopt or use any trademark, symbol, name, word or other mark which includes, or is confusingly similar to, any of the Licensed Trademarks or any part of the Licensed Trademark.

(d)

Upon termination of this Agreement, the Distributor will immediately cease to use the Licensed Trademarks and will remove and discontinue the use of all signs, stationery, advertising and other material that would make it appear to the public that the Distributor is still in any way associated with Mirenco or the rights granted under this Agreement.

(e)

Without restricting any of the other rights or remedies of Mirenco under this Agreement, upon termination of the rights granted under the License and regardless of the reason for termination, all rights whatsoever granted or accruing to the Distributor pursuant to this article will automatically revert to Mirenco.

(f)

During the term of this Agreement, all packaging and marketing materials used by the Distributor for the Products shall use the Licensed Trademarks:

5.3

Goodwill; Assignment of Rights.  Any goodwill arising from Distributor’s use of the Licensed Trademarks under this Agreement shall inure to the sole benefit of Mirenco and any enhancement in the value of Licensed Trademarks that results from the efforts of Distributor shall be effected to the sole benefit of Mirenco and shall not give rise to any compensation to Distributor in the event of the expiration or termination of this Agreement, with or without cause, or otherwise.

ARTICLE VI
TERM AND TERMINATION

6.1

Term.  This Agreement shall remain in force for an initial period expiring on the fifth anniversary of the Effective Date (the “Term”), unless earlier terminated in accordance with this Agreement.  Assuming that the Minimum Purchase Obligation has been met by the Distributor, this Agreement shall be extended for additional one-year terms, expiring on the next anniversary of the Effective Date, unless written notice of termination is delivered by either Party no less than 30 days prior to the expiration of the Term.

6.2

Termination.  Notwithstanding Section 6.1, this Agreement may be terminated as follows:

(a)

if an Event of Default has occurred and is not cured within thirty days of receiving written notice of such event by the non-defaulting Party to the other Party; provided, however, that such cure period shall not apply to (i) any Event of Default described in (d), (e), (f) or (g) of the definition of Event of Default, or (ii) any breach of Article VII;

(b)

by Mirenco pursuant to Section 2.8;

(c)

immediately by Mirenco if any interest in the Distributor is, directly or indirectly, acquired by any Company engaged in any business which, in the opinion of Mirenco, competes with the business of Mirenco or any Affiliate of Mirenco; or

(d)

by either Party in accordance with Section 6.3.

6.3

Force Majeure

(a)

Upon giving written notice to the other Party, a Party affected by an event of Force Majeure (as defined in Section 6.3(c)) shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing under this Agreement, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure.  Such notice shall include a description of the nature of the event of Force Majeure, and its cause and possible consequences.  The Party claiming Force Majeure shall promptly notify the other Party of the termination of such event.  The Party invoking Force Majeure shall also provide to the other Party confirmation of the circumstances constituting Force Majeure.  Such evidence may consist of a statement of an appropriate governmental department or agency where available, or a statement describing in detail the facts claimed to constitute Force Majeure.

(b)

If the conditions of Force Majeure continue for a period longer than three (3) consecutive months which prevents the other Party from fulfilling one or more of its material obligations under this Agreement, then either Party may terminate this Agreement by giving thirty days notice in writing to the other Party,

(c)

“Force Majeure” shall mean any event or combination of events which (i) did not exist on the date of this Agreement, (ii) was not reasonably foreseeable on the date of this Agreement, (iii) is the direct or substantial cause of preventing or delaying the fulfillment by either Party of one or more of its material obligations under this Agreement and (iv) is beyond the reasonable control of such Party and could not have been avoided by the exercise of due care.  Such events shall include fire, floods, typhoons or hurricanes, earthquakes and other natural disasters, war or terrorist incident, and riots.

6.4

Results of Termination.  Upon the termination of this Agreement, the following shall apply:

(a)

All unfulfilled orders for Products or Services from the Distributor to Mirenco will automatically be cancelled except those which Mirenco agrees to fulfill.

(b)

All rights granted by Mirenco to the Distributor under this Agreement will immediately be relinquished by the Distributor with no further action required by either Party.

(c)

The Distributor will:

(i)

immediately discontinue all use of the Licensed Trademarks or any other trade marks, trade names, designations, and slogans owned or used by Mirenco, including on signs and in stationery and advertising as well as in websites and other electronic formats; and

(ii)

take no action that would make it appear to the public that the Distributor is still servicing or supplying the Products.

(d)

Any indebtedness of the Distributor to Mirenco will become due and payable on the date of termination of this Agreement.

(e)

Mirenco will have the option to repurchase from the Distributor, free from all liens and encumbrances, any new and unused Products which are unsold and in the Distributor’s possession upon refund of the purchase price actually paid by the Distributor to Mirenco for such Products, less costs of reconditioning assessed by Mirenco at its sole discretion.  If Mirenco exercises that option, then Mirenco shall take delivery of the Products at the Distributor’s facility, title to the Products shall pass upon delivery, and Mirenco will be responsible for all transportation costs and expenses from the Distributor’s facility.  Such option will extend for a period of ninety days from the date of termination and the Distributor will ensure that delivery of each such repurchased Product is in accordance with Mirenco’s directions; provided, however, that nothing in this subsection will be construed so as to oblige Mirenco to purchase all or any part of the Distributor’s inventory of Products. However, should Mirenco decline to repurchase all or any part of the Distributor’s inventory of Products, Distributor shall, without penalty of any kind, be permitted to sell such Product to any willing buyer.

(f)

The Distributor will deliver to Mirenco all price lists, bulletins, manuals, catalogues and other literature and publications relating to sales and Product information, servicing and repair parts, together with a copy of all sales and service record cards pertaining to the Products.  For this purpose, the Distributor will give Mirenco or its nominee access at all reasonable times to all customer and service records, of the Distributor relating to the Products and permit copies to be taken of such records.

(g)

The Distributor will, at its expense, promptly, and in any event within ten days after the termination of this Agreement, at Mirenco’s option:

(i)

destroy all the Mirenco Confidential Information (in whatever form) and all reproductions of such information and all samples of materials provided by Mirenco to the Distributor in its possession or control and confirm such destruction to Mirenco in writing, or

(ii)

deliver to Mirenco all the Mirenco Confidential Information, including all such information that is electronically stored, all reproductions thereof and all samples of materials provided by Mirenco to the Distributor in its possession or control.

6.5

Surviving Covenants.  Upon the termination of this Agreement, subject as otherwise provided in this Agreement and to any rights or obligations which may have accrued before such termination, no Party will have any further obligations to the other Party under this Agreement.

ARTICLE VII
CONFIDENTIALITY

7.1

Confidentiality Obligations.  The Distributor:

(a)

will, and will ensure that each of its directors, officers, employees, agents, Affiliates, and any Dealers (collectively, the “Distributor Agents”) will, hold in confidence and keep confidential the Mirenco Confidential Information;

(b)

will only disclose the Mirenco Confidential Information to the Distributor Agents:

(i)

with a definable need to know the Mirenco Confidential Information in connection with this Agreement, and

(ii)

who are informed of, and agree to comply with, the confidential nature of the Mirenco Confidential Information;

(c)

will not, and will ensure that none of the Distributor Agents will, directly or indirectly, use or disclose any Mirenco Confidential Information except to the extent that it is strictly necessary for the purposes of this Agreement;

(d)

will not, and will ensure that none of the Distributor Agents will, except to the extent necessary for the purposes of this Agreement, make copies of or otherwise reproduce the Mirenco Confidential Information, and

(e)

will, and will ensure that each of the Distributor Agents will, maintain all the Mirenco Confidential Information in a manner so as to protect the same against wrongful disclosure, misuse, espionage and theft.

7.2

Exceptions for Confidentiality.  “Mirenco Confidential Information” shall not include any information:

(a)

which is or becomes generally available to the public through no breach of the terms of this Agreement or any other obligation of the Distributor or the Distributor Agents to Mirenco;

(b)

of which the Distributor or the Distributor Agents had knowledge before the Effective Date unless the same was disclosed to the Distributor or the Distributor Agents by Mirenco as demonstrated by independent evidence;

(c)

of which the Distributor or the Distributor Agents obtained knowledge from a third party, unless such third party obtained the Mirenco Confidential Information in violation of any duty of confidence owed to Mirenco; or

(d)

which is required to be disclosed pursuant to law or a rule, regulation, policy or order of a governmental authority having jurisdiction or pursuant to a final order or judgment of a court of competent jurisdiction, and in such case the Parties will cooperate with one another to obtain an appropriate protective order or other reliable assurance that confidential treatment will be afforded to the Mirenco Confidential Information.

7.3

Reasonable Restriction.  The Distributor agrees that the restrictions contained in this article are reasonable for the protection of the legitimate business interests of Mirenco.

7.4

Injunctive Relief.  The Distributor acknowledges that a breach by it of any covenant contained in this article could result in damages to Mirenco which may not adequately be compensated for by monetary award alone.  Accordingly, if any such breach by the Distributor occurs (either directly or through the actions of the Distributor Agents), then, in addition to all other remedies available to Mirenco at law or in equity, Mirenco will be entitled as a matter of right to apply to a court of competent jurisdiction for relief by way of restraining order, injunction, decree or otherwise, as may be appropriate, to ensure compliance with the provisions of this article.

7.5

Survival of Covenants.  The provisions of this article are separate and distinct covenants and agreements and will be enforceable after the termination of this Agreement regardless of the reasons for the termination.

ARTICLE VIII
DISPUTE RESOLUTION

8.1

Arbitration.  Except as otherwise provided for in this Agreement, any dispute arising under this Agreement shall be settled by arbitration in metropolitan Des Moines, Iowa in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”).  It is the intention of the Parties that the arbitration award shall be final and binding, shall not be appealable, and that a judgment of any court having jurisdiction thereof may be rendered upon the award, and enforcement may be had according to its terms.  This agreement to arbitrate shall be specifically enforceable against each Party.

8.2

Arbitrators.  Arbitration shall be conducted by one arbitrator mutually agreed upon by the Parties, or, if the Parties cannot agree on an arbitrator within thirty days of submission, then the single arbitrator shall be selected in accordance with the provisions of the AAA rules governing selection of an arbitrator.  At no time, however, may an arbitrator be selected by the AAA.

8.3

Enforcement.  The Parties agree that an action to compel arbitration pursuant to this Agreement may be brought in any court of competent jurisdiction in the United States.  Application may also be made to any such court for confirmation of any decision or award of the arbitrators, for an order of enforcement and for other remedies that may be necessary to effectuate such decision or award.  The Parties consent to the jurisdiction of the arbitrators and of such court and waive any objection to the jurisdiction of such arbitrator and court.

8.4

Costs and Expenses.  Each Party shall pay its or their own costs and expenses incurred as a result of arbitration under this article and each Party shall pay one-half of the costs and expenses of the arbitrator.

ARTICLE IX
GENERAL PROVISIONS

9.1

Interpretation.

(a)

The headings in this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision of this Agreement.

(b)

The word “including” means “including, but not limited to.”

(c)

Except where otherwise specified, all references to currency mean currency of the United States of America.

(d)

A reference to a statute includes all regulations made under such statute, all amendments to the statute or regulations in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations.

(e)

Unless otherwise specified, all references to Articles and Sections shall mean Articles and Sections of this Agreement.

9.2

Entire Agreement.  This Agreement constitutes the entire agreement among the parties and supersedes any prior or contemporaneous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, among the Parties with respect to the subject matter of this Agreement.

9.3

Severability.  If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, then this Agreement will be construed as though such provision was not contained in this Agreement and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

9.4

Waiver and Consent.  No consent or waiver, express or implied, by any Party to or of any breach or default by any other Party of any or all of its obligations under this Agreement will:

(a)

be valid unless it is in Writing and stated to be a consent or waiver pursuant to this section;

(b)

be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)

constitute a general waiver under this Agreement; or

(d)

eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

9.5

Independent Contractors.  No agency, employment or partnership is created between Mirenco and the Distributor and the Parties acknowledge that the business operated by the Distributor is separate and apart from any that may be operated by Mirenco.  No representation will be made by either Party which could create obligations or debts which may be binding on the other Party.  The only relationship between the Parties is that of independent contractors.

9.6

Amendments.  This Agreement may not be amended except in writing signed by each Party.

9.7

Assignment.  The Distributor may not assign or delegate this Agreement or its rights or obligations under this Agreement without the prior written consent of Mirenco (which consent Mirenco may withhold in its sole discretion), and any purported assignment without such consent will be null and void.  Mirenco will be entitled, without restriction, to assign or delegate its rights or obligations under this Agreement.

9.8

Governing Law.  This Agreement for all purposes will be governed exclusively by and construed and enforced in accordance with the laws of the State of Iowa, without regard to the conflicts or choice of law principles of that jurisdiction.

9.9

Notice.

(a)

Every notice, request, demand or direction (each, a “Notice”) to be given pursuant to this Agreement must be in writing and must be delivered by certified mail, return receipt requested, by an internationally recognized overnight delivery service upon subsequent written confirmation of receipt, or by facsimile transmission or other similar form of written transmission by electronic means, in each case addressed as follows:

If to Mirenco, to:
Mirenco, Inc. 206 May Street Radcliffe, Iowa 50230 Attention: Dwayne Fosseen, President Facsimile: 515- ______________
If to the Distributor, to:
1400 Cecil Avenue Louisville, Kentucky 40211-1626 Attention: Vice President and CFO Facsimile: ___________________

Each Party shall give the other Party prompt written notice of any change of the Party’s address.

(b)

Any Notice delivered or sent by facsimile transmission or other similar form of electronic transmission will be deemed conclusively to have been effectively given on the day the Notice was delivered or sent in such fashion if it was delivered or sent on a business day at the place of the intended recipient or on the next day that is a business day at such place if it was delivered or sent on a day that was not a business day at such place.

9.10

Further Assurances.  Each Party will execute and deliver such further agreements and other documents and do such further acts and things as the other Party reasonably requests to evidence, carry out or give full force and effect to the intent of this Agreement.

9.11

Time of Essence.  Time is of the essence in the performance of each Party’s obligation under this Agreement.

9.12

Binding Effect.  This Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

9.13

Survival.  All rights and obligations of the Parties occurring before the effective date of the termination of this Agreement and all rights and obligations expressly stated to continue after, or accrue as a result of, the termination of this Agreement, are separate and distinct rights and obligations binding on the Parties, will survive its termination and will continue in full force and effect and nothing in this Agreement will affect the enforceability of such provisions.

9.14

No Partnership.  Nothing in this Agreement will or will be deemed to create any partnership or joint venture between the Parties or to give any Party any right or authority to act as the agent of or to pledge the credit of any other Party.  In fulfilling its obligations under this Agreement, each Party shall be acting as an independent contractor.

9.15

Publicity.  Except as required by applicable securities laws, a governmental authority or regulatory requirements, Distributor shall not issue a press release, grant an interview to the press, or otherwise make a general public announcement, regarding the existence or subject matter of this Agreement without the prior written consent of Mirenco, with such consent not to be unreasonably withheld or delayed.

9.16

Language.  The official language of this Agreement is English.  In the event of any difference in the meaning between English and translated text, the English text shall govern.  It shall be the obligation of Distributor to comply with any laws in the Territory requiring Product literature to be presented in a language other than English.  If any translations of the Agreement are required for import of Products into the Territory, the Distributor will furnish a qualified interpreter to make such translations at Distributor’s expense.

2

The Parties executed this Distribution Agreement as of the date first-above written.

MIRENCO, INC. By: Name: Title:
WHAYNE SUPPLY COMPANY By: Name: Title:

A-1

Exhibit A

Whayne North American Caterpillar dealers:

» • Alban Cat

» • Ransome CAT

» • Altorfer

» • Riggs CAT

» • Atlantic

» • Ring Power CAT

» • Blanchard Cat

» • Stowers CAT

» • Butler Machinery

» • Thompson Machinery

» • Carolina CAT

» • Thompson Tractor

» • Carter Machinery

» • Toromont CAT

» • Cashman Equipment

» • Tractor & Equipment CAT

» • Cleveland Brothers

» • Wagner Equipment Co.

» • Dean Machinery

» • Walker CAT

» • Empire CAT

» • Warren CAT

» • FABCO CAT

» • Western States CAT

» • Fabick CAT

» • Whayne CAT

» • Finning CAT

» • Wheeler Machinery Co

» • Foley Equipment

» • Wyoming Cat

» • Foley Inc.

» • Yancey CAT

» • Gregory Poole CAT

» • Ziegler CAT

» • Halton Co.

» • Hawthorne Machinery

» • Hewitt Equipment

» • Holt of California CAT

» • Holt of Texas CAT

» • H.O. Penn CAT

» • Johnson CAT

» • Johnson Power Systems CAT

» • Kelly Tractor CAT

» • Kramer CAT

» • Louisiana Machinery

» • MacAllister Machinery

» • Martin CAT

» • Michigan CAT

» • Milton CAT

» • Mustang CAT

» • N C Machinery

» • Nebraska Machinery

» • Ohio CAT

» • Pantropic CAT

» • Patten CAT

» • Peterson Machinery

» • Peterson Power Systems

» • Peterson Tractor

» • Puckett CAT

» • Quinn CAT

B-1

Exhibit B

Definitions and Interpretations

“Affiliate” means any direct or indirect subsidiary or parent company of a Party, or any other Company which is 20% or more owned, directly or indirectly, by a Party or by the majority owner of a Party.

“Change of Control” shall have occurred if (a) the Distributor sells all or substantially all of its assets; or (b) Monty Boyd is no longer the President of the Distributor.

“Company” means an individual, corporation, limited liability company (LLC), partnership, unincorporated organization or other entity.

“Competing Products” means products manufactured by Companies other than Mirenco or its Affiliates which compete with the Products.

“Event of Default” means the occurrence of one or more of the following circumstances:

(a)

a Party provides materially inaccurate information to the other Party;

(b)

the Distributor breaches a legal or ethical duty owed to Mirenco, or takes any action that would bring disrepute to, or harm the commercial goodwill of, Mirenco, the Products or the Licensed Trademarks;

(c)

a Party is in material breach of any of its obligations under this Agreement;

(d)

a Party takes any action to liquidate, dissolve or wind-up its business;

(e)

a Party applies to be put in bankruptcy, takes any action that would permit its creditors to make an application to put such Party in bankruptcy, is adjudged or declared bankrupt or makes an assignment for the benefit of creditors, consents to a proposal or similar action under any bankruptcy or insolvency legislation applicable to it, or commences any other proceedings relating to it under any bankruptcy, reorganization or dissolution law or statute of any jurisdiction, or consents to any such proceeding;

(f)

a custodian, liquidator, receiver, receiver and manager, receiver-manager, trustee or any other person with similar powers is appointed for such Party or in respect of any material property or assets or material part of the property or assets of such Party; or

(g)

a final, non-appealable, decision of any judicial, administrative, governmental or other authority or arbitrator is made which enjoins or restrains, or renders illegal or unenforceable, the performance or observance by a Party of any material term of this Agreement.

“Intellectual Property” means all rights held by a Party (by ownership or under license) in and to various inventions and trade secrets, including any patent, patent application (whether now existing or pending or whether obtained or applied for after the date of this Agreement), industrial design, invention, design, trade secret, idea, work, methodology, technology, innovation, creation, concept, moral right, development drawing, research, analysis, know-how, experiment, copyright, data, formula, method, procedure, process, system or technique and the goodwill associated with the foregoing, but does not include trademarks or tradenames.

“Licensed Trademarks” means the trademarks, tradenames or logos listed on Exhibit F, as revised by Mirenco from time to time in its sole discretion.

“Minimum Purchase Obligation” means that prior to the end of each of the following twelve-month periods, Distributor shall have purchased from Mirenco, and Mirenco shall have received full payment for, Products and Services in the following amounts:

For the Twelve Months Ending on the Following Anniversary Date of this Agreement	Twelve-month Minimum	Cumulative Minimum
First Anniversary Date	$ 2,000,000	$ 2,000,000
Second Anniversary Date continued This Agreement may be	3,000,000	5,000,000
Third Anniversary Date	4,000,000	9,000,000
Fourth Anniversary Date	6,000,000	15,000,000
Fifth Anniversary Date	9,000,000	24,000,000
Thereafter	To be determined by mutual agreement of the Parties

“Mirenco Confidential Information” means information known or used by Mirenco in connection with its business and technology, including Mirenco’s Intellectual Property, customer information, financial information, marketing information, and information as to business opportunities and research and development.

C-1

Exhibit C

Form of Invoice

D-1

Exhibit D

Performance Standards for Promotion of Products and Services

Distributor shall maintain inventory of Products, and shall monitor the inventory of Products maintained by the Dealers, sufficient to meet 110% of the anticipated sales budget for the next succeeding quarter.  The sales budget shall be prepared by Mirenco and Whayne jointly, but shall in no event be less than one-fourth of 110% of the Minimum Purchase Obligation for the year.

Whayne shall respond to service calls, and shall cause its Dealers to respond to service calls, promptly and in no event later than 48 hours after receipt of the call.

Whayne shall report quarterly on the number of sales personnel dedicated to the Products and the Services, and shall periodically review its staffing to ensure that sufficient personnel are dedicated to the Products and Services for Whayne to meet the Minimum Purchase Obligations.

Mirenco shall participate with Whayne annually at no fewer than 1 trade show to promote the Products and Services.

Whayne shall conduct customer surveys at least annually to solicit information regarding customer satisfaction with the Products and Services.  Whayne shall share the surveys with Mirenco.

Mirenco shall from time to time establish guidelines for installation of the Products and procedures for Service.  Whayne shall comply with such guidelines.

E-1

Exhibit E

Terms and Conditions of Sale

1. PRICE. Unless otherwise expressly provided on the invoice hereof, prices stated herein do not include duties or sales, use, gross receipts, excise or similar taxes and, accordingly, in addition to the price stated herein, the amount of any such present or future taxes or duties or increases therein applicable to the goods covered by this Contract or to the manufacture,

production, transportation or sale thereof, shall be added to the price and paid by the Distributor named on the invoice hereof (“Distributor”) or in lieu thereof, Distributor shall provide

Mirenco with tax-exemption certificates acceptable to the relevant taxing authorities. Unless otherwise expressly provided on the invoice hereof, the prices stated are F.O.B. Radcliffe, Iowa.

2. PAYMENT. Unless otherwise expressly provided on the invoice hereof, all payments are to be made net 30 days after date of invoice. If payment is not made when due, interest at the lower of 1 1/2 % per month or the maximum legal rate will be charged thereon and paid by Distributor from the due date thereof until paid. In the event Distributor does not pay within the terms of this Contract, all collection costs incurred by Mirenco, including reasonable attorney’s fees, will be paid by Distributor. Time and terms of payment are of the essence and if any default therein be made by Distributor or if the financial responsibility of Distributor shall at any time become impaired or unsatisfactory to Mirenco, Mirenco shall have the right to defer or to discontinue further shipments hereunder until past due payments are made or satisfactory assurances of Distributor’s financial responsibility are received by Mirenco (without prejudice, however, to any rights or claims which Mirenco may have in law or in equity) and such right shall continue irrespective of any prior failure on the part of Mirenco to exercise such right. Each shipment is to be considered a separate sale.

3. DELAYS. The scheduled dates for shipment of the products are estimated based on current and anticipated manufacturing capabilities at the time of quotation and may be quoted as weeks after receipt of order. All delivery dates are estimates only, and Mirenco shall not be liable for any damages relating to failure to ship the products as of a certain date. Mirenco shall not be liable for any delay in fulfillment of or failure to fulfill this Contract arising from any factory or labor conditions, fire, failure or delay in Mirenco’s usual sources of supply by the acts or omissions of Distributor, its agents, subcontractors or material suppliers, or any cause not reasonably within the control of Mirenco. In the event of any delay in delivery or failure to manufacture due to a cause beyond Mirenco’s control, unless otherwise agreed, the time for delivery shall be deemed extended for a period equal to the period of delay.

4. TRANSPORTATION AND DELIVERY. Unless otherwise provided on the invoice hereof, all deliveries of goods are F.O.B. Radcliffe, Iowa and Seller assumes no liability for loss or damage to the goods after delivery for shipment at Radcliffe, Iowa, and risk of loss with respect to the goods passes to Distributor at the said F.O.B. point.

5. INSPECTION. Distributor shall inspect the products immediately on the arrival thereof, and shall within thirty (30) days after arrival give written notice to Mirenco of any matter by reason whereof it may allege that the products are not in accordance with the agreement. If Distributor shall fail to give such notice, the products shall be deemed to be in all respects in accordance with the agreement terms.

6. CHANGE ORDERS. Proposed changes in the goods subject to this Contract, submitted in writing by the Distributor, will be reviewed by Mirenco for acceptability and for the effect of the proposed changes on shipping schedules and prices; Mirenco will submit to Distributor its decision to accept or not to accept the proposed changes and the amendments to the shipping schedules, selling prices and other terms upon which the proposed changes would be acceptable to Mirenco; the changes will become effective as amendments to this Contract upon

Distributor’s written acceptance of the said amended terms.

7. RETURNS AND BACKCHARGES. Goods delivered hereunder may be returned by Distributor to Mirenco, provided, however, that Mirenco is under no obligation to accept such goods.  Credit for any returned goods, whether or not accepted by Mirenco, will be issued at the invoice price.

F-1

Exhibit F

Licensed Trademarks

Trademark application for “Mirenco” is pending.  Series Number  77/558342

F-1

SCHEDULE 3.2(b)

First User Warranty

  WARRANTY/DISCLAIMER

MIRENCO, INC. warrants to the first user that C-Max / D-Max units manufactured by it are free of defects in materials and workmanship for a period of one (1) year from date of purchase by such user.

If the unit malfunctions, it must be returned to MIRENCO for evaluation.  MIRENCO’S Customer Service Department will issue an Authorized Return (AR) number immediately upon phone or written request.  Upon examination by MIRENCO, if the unit is found to be defective, it will be repaired or replaced (at MIRENCO’S option) at no charge.  MIRENCO’S WARRANTY does not apply to defects resulting from any act or omission of the purchaser, including, but not limited to, mishandling, improper interfacing, operation outside of design limits, improper repair, or unauthorized modification.  This WARRANTY is VOID if the unit shows evidence of modification or damage as a result of excessive corrosion, current, heat, moisture or vibration, misapplication, misuse or other operating conditions outside of MIRENCO’S control.

MIRENCO MAKES NO OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER, EXPRESSED OR IMPLIED, EXCEPT THAT OF TITLE, AND ALL IMPLIED WARRANTIES INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED.  EXCEPT FOR THE ABOVE WARRANTY REMEDY, THE REMEDIES OF A FIRST USER ARE EXCLUSIVE.  THE TOTAL LIABILITY OF MIRENCO WITH RESPECT TO THIS ORDER, WHETHER BASED ON CONTRACT, WARRANTY, NEGLIGENCE, INDEMNIFICATION, STRICT LIABILITY OR OTHERWISE, SHALL NOT EXCEED THE PURCHASE PRICE OF THE MIRENCO COMPONENT UPON WHICH LIABILITY IS BASED.  IN NO EVENT SHALL MIRENCO BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES.

RETURN REQUEST/INQUIRIES

Direct all warranty claims to the MIRENCO Customer Service Department.  Before returning any product(s) to MIRENCO, purchaser must obtain an authorized return (AR) number from MIRENCO’S customer service department.  The assigned AR number should then be marked on the outside of the return package and on any correspondence.

The purchaser is responsible for shipping charges, freight, insurance and proper packaging to prevent breakage while the product is in transit.

For WARRANTY returns, please have the following information available before contacting MIRENCO:

1.

Purchase Order number under which the product was purchased,

2.

Model and serial number of the product under warranty, and

3.

Repair instructions and/or specific problems relative to the product.

For NON-WARRANTY repairs, consult MIRENCO for current repair charges.  Have the following information available before contacting MIRENCO:

1.

Purchase Order number to cover the COST of the repair,

2.

Model and serial number of the product, and

Repair instructions and/or specific problems relative to the product.

Servicing:

Mirenco, Inc

206 May Street Box 343

Radcliffe, Iowa 50230

Tel: 800-423-9903

Fax: (515) 899-2147

e-mail: C-D-MaxWarranty@mirenco.com

 Mirenco, Inc. Enters Into An Exclusive North American Sales And Marketing Agreement With Whayne Supply Co., Inc.

For Immediate Release

RADCLIFFE, Iowa/EWORLDWIRE/Jan 16, 2009 --- Mirenco Inc. (OTCBB: MREO) is pleased and privileged to announce that it has entered into a distributor agreement with Whayne Supply Company, Inc., one of the oldest and largest Caterpillar equipment dealerships in North America. The agreement encompasses all of the United States and Canada. This business relationship arose after Whayne Supply and its customers documented significant fuel savings and reduced vehicle operation costs while using Mirenco’s products. The agreement gives Whayne Supply exclusive rights to market all of Mirenco’s products and services through a network of professional vehicle service centers with operations in the United States and Canada. Initially, the primary marketing focus for Mirenco’s products and services will be concentrated towards heavy duty diesel equipment throughout the Caterpillar network.

The agreement with Whayne Supply is viewed as an important step in the promotion of Mirenco's testing and consulting business and it is expected to result in an increase in Mirenco's product sales. Mirenco is responding by increasing its product inventory.  Whayne Supply is in the process of expanding the marketing of Mirenco's products and training through Caterpillar dealers.

The agreement with Whayne Supply culminated after several years of development work which demonstrated the benefit that Mirenco’s technology offered over other available fuel saving options. "I have spent nearly four years working with Whayne Management and the Whayne Team in bringing this relationship to fruition. Mirenco is pleased to be able to work with such a forward thinking company," said Dwayne Fosseen, CEO of Mirenco.

Mirenco technology is designed to measure engine combustion health on a regular basis. The objective is to maintain the “new engine” fuel efficiency and the “new engine” health as long as possible over an engine's lifetime. The Mirenco program measures and reports on the economics of maintaining enhanced fuel efficiency as well as vehicle productivity.  This information can be provided by the professional vehicle service centers.

About Mirenco

Mirenco is a Radcliffe, Iowa-based company that specializes in patented vehicle combustion management technology and consulting services for reducing vehicle emissions, improving fuel economy and lengthening the service life of heavy-duty diesel vehicles.  Additional information is available at http://www.mirenco.com, or via e-mail at info@mirenco.com, or by calling 800.423.9903.

Forward-Looking Statements

Some of the statements that are made in this press release are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements.  Readers are cautioned that such forward-looking statements involve risks and uncertainties, including without limitation, acceptance of the Company's products, increased or unforeseen levels of competition for the Company, new products and technological changes, the Company’s ability to hire and retain qualified employees, the Company's dependence on third-party suppliers, the availability of capital the Company's periodic reports filed with the Securities and Exchange Commission.  Additional information concerning Mirenco, Inc., including descriptions of other risks and uncertainties, can be found in Mirenco's filings with the Securities and Exchange Commission.  Statements in this release should be evaluated in light of such additional information.

CONTACT:

Dwayne Fosseen

Mirenco

PHONE. 1-800-423-9903

EMAIL: fosseen@mirenco.com

http://www.mirenco.com

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